Exhibit B.2

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of April, 2006.

EUROPEAN INVESTMENT BANK

       /s/ Philippe Maystadt
President
Philippe Maystadt

           /s/ Simon Brooks
Director: Mr. Simon Brooks

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 30th day of June, 2006.

EUROPEAN INVESTMENT BANK

       /s/ Philippe Maystadt
President
Philippe Maystadt

           /s/ Carsten Pillath
Director: Mr. Carsten Pillath

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 30th day of  June, 2006.

EUROPEAN INVESTMENT BANK

       /s/ Philippe Maystadt
President
Philippe Maystadt

           /s/ Claire Waysand
Director: Mme. Claire Waysand